SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 18, 2006
                        (Date of earliest event reported)

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

           0-22735                                         11-2617048
    (Commission File No.)                               (I.R.S. Employer
                                                       Identification No.)

                17 Fairbanks Boulevard, Woodbury, New York 11797
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 692-8394
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5- Corporate Governance and Management

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On July 18, 2006, we filed a Certificate of Amendment to our Restated Articles of Incorporation to (i) increase our total number of authorized shares of common stock from 30,000,000 shares to 125,000,000 shares, (ii) permit our shareholders to act without a meeting by written consent of the holders of less than all of the outstanding shares and (iii) prescribe a majority vote of the outstanding shares for the adoption or approval of a plan of merger or consolidation, the sale, lease, exchange or other disposition of all or substantially all of the assets of our company, or a plan of binding share exchanges. The Certificate of Amendment was approved by shareholders at our 2006 Annual Meeting of Shareholders held on June 28, 2006. A copy of the Certificate of Amendment to our Restated Articles of Incorporation is attached hereto as
Exhibit 3.1.

                             Section 8- Other Events

Item 8.01   Other Events.

      On July 17, 2006, we issued a press release relating to the payment of a cash dividend in the aggregate amount of $2,759,361 to our shareholders of record as of July 14, 2006. The aggregate dividend amount represents approximately 87% of our total assets and, following payment of the dividend, our assets will consist solely of cash in bank accounts of approximately $392,000. A copy of the press release is attached hereto as Exhibit 99.1.

                  Section 9- Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

      (c) Exhibits. We hereby furnish the following exhibits:

            Exhibit Number    Exhibit Title
            --------------    -------------

            3.1 Certificate of Amendment to Certificate of Incorporation, filed on July 18, 2006.

            99.1 Press Release, dated July 17, 2006, relating to the payment of a cash dividend.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROBOCOM SYSTEMS INTERNATIONAL INC.

Date:  July 18, 2006                         By: /s/ Irwin Balaban
                                                 ---------------------------
                                                     Irwin Balaban
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Exhibit Title
--------------    -------------

3.1 Certificate of Amendment to Restated Certificate of Incorporation, filed on July 18, 2006.

99.1 Press Release, dated July 17, 2006, relating to the payment of a cash dividend.